UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2006

                            INFORMEDIX HOLDINGS, INC.
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                          (Exact name of registrant as
                            specified in its charter)

            Nevada                       000-50221                     88-0462762
(State or other jurisdiction of   (Commission File Number)  (IRS Employer Identification No.)
        incorporation)

   Georgetowne Park, 5880 Hubbard                           20852-4821
   Drive, Rockville, Maryland
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  (Address of principal executive                           (Zip Code)
           offices)

       Registrant's telephone number, including area code: (301) 984-1566

                                 Not Applicable
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                       (Former name or former address, if
                           changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events.

      On April 12, 2006, InforMedix, Inc. a wholly-owned subsidiary of the Registrant, entered into a Trial Program Agreement (the "Agreement") with a major home security company with a strategic initiative to expand into healthcare monitoring (The "Home Security Company") to provide InforMedix' Med-eMonitor System for remote monitoring and communication of health care information to a chronically ill population integrated with the Home Security Company's monitoring services in a Trial Program.

      The Med-eMonitor System is comprised of the InforMedix Med-eMonitorTM device that is provided to patients for remote monitoring of medication and care plan adherence by healthcare professionals through the use of the InforMedix Programs. The Programs provide for specific health care needs through the use of content that is delivered through the device and InforMedix Applications which allow healthcare professionals to manage and monitor patients and access daily data relating to the patients over a secure Internet site.

      Under the terms of the Agreement, InforMedix will lease its Med-eMonitor System to the Home Security Company for use in monitoring patients' medication and care plan adherence, and will provide training, technology integration into the Home Security Company's call center software, and other support services for the Program.

      The program will include up to 300 patients monitored for a period of 6 months.

      The financial and other terms of the Agreement are subject to a Bidirectional Non-disclosure Agreement signed by the Home Security Company and InforMedix, Inc.

      Each party may terminate the Agreement, sending written notice to the other party: (i) If there exists a material breach by the other party of any material term or condition of this Agreement that such breaching party fails to correct within thirty (30) days following written notice from the non-breaching party specifying the breach; or (ii) Specifying a "Termination for Convenience"; such a termination will be effective thirty (30) days from receipt of notice. Upon termination or expiration of this Agreement, all leases and licenses granted to the Home Security Company under the Agreement will terminate, and the Home Security Company will return, at the Home Security Company 's expense, all devices to InforMedix. If the Home Security Company terminates this Agreement for convenience pursuant to this section, the fees payable to InforMedix as set forth in Exhibit B of the Agreement are payable in milestones ("Milestone Payment"), and the Home Security Company shall pay to InforMedix all fees owed to InforMedix prior to the effective date of termination.

Item 9.01 Financial Statements and Exhibits

      None


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 17, 2006                    INFORMEDIX HOLDINGS, INC.


                                        By: /s/ Bruce A. Kehr
                                            ------------------------------------
                                            Bruce A. Kehr
                                            Chief Executive Officer